SPARROW FUNDS

Sparrow Growth Fund

Class A Shares (SGFFX)

Class C Shares (SGFCX)

No-Load Class (SGNFX)

SUPPLEMENT DATED JUNE 15, 2026, TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED DECEMBER 23, 2025

Effective May 11, 2026, (i) Brandon Pokersnik resigned as Chief Compliance Officer of Sparrow Funds (the “Trust”); (ii) Empirical Administration, LLC (“Empirical”) concluded providing administration and compliance services to the Trust; (iii) The Boad appointed Bob Anastasi as Chief Compliance Officer of the Trust; and (iv) the Board approved Hanover Fund Administration, LLC to provide administrator and compliance services to the Trust. Any information in the SAI to the contrary should be disregarded.

Accordingly, the Interested Trustee and Officer table under the section entitled Trustees and Officer is replaced with the following:

Interested Trustee and Officer

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald R. Sparrow* Age: 64	Trustee, President, Secretary, and Treasurer	Indefinite Term; since Inception	Director and President of Sparrow Capital Management, Inc. (since 2004); General partner of Sparrow Fund L.P., an advisory company (since 2004).	1	None
Bob Anastasi** Age: 51	Chief Compliance Officer	Indefinite Term; since 2026	Vice President, Mutual Shareholder Services, LLC, since 1999; Owner/President, Hanover Fund Administration, LLC (since May 2026).	N/A	N/A

* Mr. Sparrow is an “interested person” because he is President of the Adviser. His address is c/o Sparrow Capital Management, Inc., 8500 Maryland Avenue, Suite 743, St. Louis, Missouri 63105.

** Mr. Anastasi’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147

Furthermore, the section entitled “COMPLIANCE SERVICES” is replaced with the following: Effective May 11, 2026, Hanover Fund Administration, LLC (“Hanover”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, provides administration and compliance services to the Trust.  Hanover is paid $1,000 a month for its administration and compliance services. Bob Anastasi of Hanover is also the CCO of the Trust.

From July 29, 2021 to May 11, 2026, Empirical Administration, LLC (“Empirical”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, provided administration and compliance services to the Trust.  Empirical was paid $1,000 a month for its administration and compliance services.

During the fiscal year ended August 31, 2025, the Trust paid Empirical $5,717 for compliance services. During the fiscal year ended August 31, 2024, the Trust paid Empirical $5,958 for compliance services.

You should read this Supplement in conjunction with the Fund’s SAI dated December 23, 2025. These documents are available upon request and without charge by calling the Fund at 1-888-727-3301 or by writing to the Fund’s at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.

Please retain this Supplement for future reference.